UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                         Date of Report: August 23, 2004
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



              Nevada                    0-17371                88-0182808
   (State or other jurisdiction       (Commission          (I.R.S. Employer
of incorporation or organization)     File Number)        Identification Number)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)



                                 (405) 488-1304
              (Registrant's telephone number, including area code)

Item 7.01.  Regulation FD Disclosure.

         On August 24, 2004, Quest Resource Corporation issued a press release, a copy of which is included herewith as Exhibit 99.1.

         On August 23, 2004, Quest Resource Corporation and Consolidated Oil Well Services, Inc. issued a joint press release, a copy of which is included herewith as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

         The following material is furnished pursuant to Item 9.01 as exhibits to this Current Report on Form 8-K.

         (c) Exhibits

         Exhibit Number    Description
         --------------    -----------
               99.1        Press release of Quest Resource Corporation issued
                           August 24, 2004

               99.2 Joint press release of Quest Resource Corporation and Consolidated Oil Well Services, Inc. issued August 23, 2004


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          QUEST RESOURCE CORPORATION



                                          By: /s/ Jerry D. Cash
                                              -------------------------------
                                              Jerry D. Cash
                                              Co-Chief Executive Officer

         Date: August 24, 2004





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